                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT
                                   ---------------

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


          Date of Report (Date of earliest event reported)  October 18, 1996
                                                            ------------------




                          AMERICAN ENTERTAINMENT GROUP, INC.
                          ----------------------------------
                (Exact Name of Registrant as Specified in its Charter)





COLORADO                0-22174             83-0277375
--------                 -------             ----------
(State or Other         (Commission         IRS Employer
Jurisdiction of         File Number)        Identification No.)
Incorporation
or Organization)





                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                        --------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                                ----------------
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ----------------------------------------------
         Not Applicable

Item 5.  OTHER EVENTS
          ------------
         On July 23, 1996, the Registrant entered into a definitive agreement to acquire all of the assets and certain defined liabilities of 3G VideoCassette Corporation, a private California corporation. ("3G"). The Registrant has terminated its efforts to acquire 3G's assets and defined liabilities because 3G has been unable to provide the required audited financial statements to the Registrant. There are no plans for further discussions between the parties at this time.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
          --------------------------------------
         Not Applicable

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          -------------------------------------------------------------------
         Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
          ----------------------
         Not Applicable


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                        AMERICAN ENTERTAINMENT GROUP, INC.





                         By:          //Joel Wagman//
                             --------------------------
                                        Joel Wagman
                                          Chairman



Dated: October 18, 1996